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                  IDS HIGH YIELD TAX-EXEMPT FUND
                           Fund Profile
                        dated Dec. 22, 1995

This profile contains key information about the Fund. More details appear in the Fund's accompanying prospectus.

1. Goal: The Fund seeks to provide shareholders with a high yield generally exempt from federal income taxes.

2. Investment Strategies: The Fund usually invests in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax.

3. Risks: Some of the Fund's investments may be considered speculative and involve additional investment risks. Medium- and lower-quality bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

4. Appropriateness: The Fund is designed for long-term investors who are willing to tolerate fluctuations in principal in exchange for the potential for higher yields, and whose yield from investments exempt from federal income tax would exceed their after-tax return from similar taxable investments.

5. Fees and expenses: Shareholder transaction expenses are incurred by an investor upon the purchase or redemption of Fund shares. Fund operating expenses are paid out of the Fund's assets and are not charged directly to shareholder accounts, and are reflected in the Fund's daily share price and dividends.

Shareholder transaction expenses

                                       Class A   Class B   Class Y
Maximum sales charge on purchases
(as a percentage of offering price).......5%        0%        0%

Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%


Annual fund operating expenses*
(% of average daily net assets):

                                       Class A   Class B   Class Y
Management fee                          0.44%     0.44%     0.44%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses                          0.28%     0.28%     0.10%
Total                                   0.72%     1.47%     0.54%

* Expenses for Class A are based on actual expenses for the last fiscal year, restated to reflect current fees. Expenses for Class B and Class Y are estimated based on the restated expenses
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  for Class A, except that the 12b-1 fee and transfer agency fee
  (under other expenses) for Class B are based on agreements for that class and that Class Y does not have a service fee.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                   1 year      3 years      5 years      10 years
Class A             $57          $72          $88          $135
Class B             $65          $86          $99          $154**
Class B*            $15          $46          $79          $154**
Class Y             $ 6          $17          $30          $ 68

 * Assuming Class B shares are not redeemed at the end of the period.
** Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future.
Actual expenses may be higher or lower than those shown.

6. Past Performance:

                            Performance
                (Average Annual Returns 1985-1994)

   25

   20  20.9  20.3
       18.8  19.1
   15
                               11.4        12.1        12.3
   10                    10.2  10.7        12.1   8.8   9.7
                          7.8          7.4        8.7
    5                                  5.1
                    3.2
    0               0.3
                                                             -4.6
   -5                                                        -5.2

  -10
       1985  1986  1987  1988  1989  1990  1991  1992  1993  1994

                                  XX IDS High Yield Tax-Exempt
                                  XX Lehman Muni. Bond Index

The graph above does not reflect the imposition of a sales charge at the time of purchase or redemption.

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Average annual total returns as of Sept. 30, 1995

Purchase made          1 year ago    5 years ago   10 years ago
Class A                   4.98%         7.02%          8.62%

The returns shown above reflect maximum sales charges. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were +0.23%, +0.25% and +5.69%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

The Fund's SEC standardized yield for the 30-day period ending
Sept. 30, 1995 was 5.11% for Class A, 4.62% for Class B and 5.53% for Class Y.

Returns shown should not be considered a representation of the Fund's future performance.

7. Investment Advisor:  The Fund's investment advisor is American
Express Financial Corporation.

8. Purchases: You may purchase shares by contacting your financial advisor. The minimum initial investment (other than investments made by scheduled investment plan or by wire) is $2,000. Sales charges on Class A shares range from 5.0% of the public offering price on the first $50,000 invested to 0% of the public offering price on amounts invested of $1,000,000 or more. No sales charge applies at the time of purchase of Class B shares although Class B shares may be subject to a contingent deferred sales charge ranging from 5% to 1% on redemptions made within six years and are subject to annual distribution (12b-1) fees. Class Y shares are sold without a sales charge to qualified institutional investors.

9. Redemptions: To sell (redeem) your shares, contact your financial advisor. Holders of Class B shares may be subject to a sales charge if they redeem within six years of purchase.

10. Distributions: The Fund distributes its net investment income, including short-term capital gains, to shareholders of record monthly. Net realized long-term capital gains, if any, from selling securities are distributed at the end of the calendar year.

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund unless you make alternative arrangements.

11. Other Services: You may redeem or exchange shares, and obtain additional information about your account and the Fund, by telephone. The Fund also provides telephone service for the hearing impaired. To help you track and evaluate the performance of your shares, American Express Financial Corporation provides you with quarterly statements, yearly tax statements and a personalized mutual fund progress report.